Exhibit 99.1

IEH Corporation

140 58th Street, Suite 8E

Brooklyn, NY 11220

May 22, 2017

David Offerman

President and Chief Executive Officer

(718) 492-4440

FOR IMMEDIATE RELEASE:

IEH CORPORATION ANNOUNCES SPECIAL ONE-TIME CASH DIVIDEND OF $0.25
PER COMMON SHARE

(Brooklyn, NY) – May 22, 2017 – IEH Corporation (IEHC-OTCQB) announced today that its Board of Directors has declared a $0.25 per common share special one-time cash dividend payable on June 19, 2017 to shareholders of record on June 6, 2017.

David Offerman, President and Chief Executive Officer of IEH Corporation stated: “It is with great pleasure that we announce this one-time special cash dividend to our shareholders. IEH has enjoyed solid results over the past several years and the dedication and hard work of our management, employees and distributor network as well as investments made in our product design and facilities are yielding the results we envisioned. Upon reviewing the Company’s balance sheet and cash flow, management and the Board have determined that it is appropriate to return some cash to its shareholders. IEH continues to have more than sufficient liquidity to meet its operating and capital expenses and its business goals.”

About IEH Corporation

IEH Corporation was organized under the laws of the State of New York on March 22, 1943 under the name Industrial Heat Treating Company, Inc. On March 15, 1989, the Company changed its name to IEH Corporation. The Company is engaged in the design, development, manufacture and distribution of electronic connectors and interconnection devices. It primarily designs, develops and manufactures printed circuit board connectors and custom interconnects for high performance applications. All of its connectors utilize the HYPERBOLOID contact design, a rugged, high-reliability contact system ideally suited for high-stress environments. IEH is the only independent producer of HYPERBOLOID connectors in the United States.

The Company’s customers consist of OEM’s (Original Equipment Manufacturers) and distributors who resell its products to OEMs. It sells its products directly and through 16 independent sales representatives located in all regions of the United States, Canada, Southeast Asia, the European Union (EU), Israel and India.

The customers IEH services are in the Military, Aerospace, Space, Oil and Gas, Medical, Industrial, Test Equipment and Commercial Electronics markets. The Company principally competes with companies who produce high performance connectors in printed circuit and wire boards for high-technology applications.

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For more information, please visit IEH’s website at http://www.iehcorp.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933 (the “Securities Act”). Statements contained in this press release which are not statements of historical facts may be considered forward-looking information with respect to plans, projections, or future performance of the Company as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those projected. The words “anticipate”, “believe”, “estimate”, “expect”, “objective”, and “think” or similar expressions used herein are intended to identify forward-looking statements. The forward-looking statements are based on the Company’s current views and assumptions and involve risks and uncertainties that include, among other things, the effects of the Company’s business, actions of competitors, changes in laws and regulations, including accounting standards, employee relations, customer demand, prices of purchased raw material and parts, domestic economic conditions, including housing starts and changes in consumer disposable income, and foreign economic conditions, including currency rate fluctuations. Some or all of the facts are beyond the Company’s control.

Except as may be required by applicable law, IEH does not undertake or intend to update or revise its forward-looking statements, and it assumes no obligation to update any forward-looking statements contained in this report as a result of new information or future events or developments. Thus, readers should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. Readers should carefully review and consider the various disclosures made in this press release and the Company’s reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks, uncertainties and other factors that may affect the Company’s business. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this

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